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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 1, 1998
                    -----------------------------------------
                        (Date of earliest event reported)



                       W. R. Carpenter North America, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                   333-31187         54-1049647
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
   of incorporation)                File Number)      Identification Number)


                   801 South Pine Street
                   Madera, California                    93637
         -----------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)



                               559-891-5344
         -----------------------------------------------------------
           (Registrant's telephone number, including area code)


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Item 5.    Other Events.
           ------------

     On December 1, 1998, in a corporate reorganization, UpRight International Limited ("UIL"), the sole shareholder of W.R. Carpenter North America, Inc. (the "Company") transferred 55,000 shares of the Company's Class A Common Stock, $1.00 par value per share, 5,000 shares of the Company's Class B Common Stock, $1.00 par value per share, and 25,000 shares of the Company's Preferred Stock, $1.00 par value per share, collectively constituting 100% of the outstanding shares of the Company, to WRC Holdings, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of UIL. WRC Holdings, Inc. is now the sole shareholder of the Company's outstanding shares of capital stock, and UpRight International Limited remains the ultimate parent of the Company.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  W.R. CARPENTER NORTH AMERICA, INC.
                                  ----------------------------------
                                  (Registrant)



Date:  December 2, 1998
                                 By     /s/ Graham D. Croot
                                   ---------------------------------
                                        Graham D. Croot
                                        Chief Financial Officer